American Century International Bond Funds Summary Prospectus and Prospectus Supplement Global Bond Fund International Bond Fund
Supplement dated September 3, 2021 ■ Summary Prospectuses and Prospectuses dated March 1, 2021

The following entry is added under Portfolio Managers in the summary prospectuses and the prospectuses:
Lynn Chen, CFA, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 2021.

The following entry is added under The Fund Management Team in the prospectuses:
Lynn Chen
Ms. Chen, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 2021. Prior to joining American Century, Ms. Chen was head of the total return bond team at Aberdeen Standard Investments from 2013 to 2021. She has a bachelor of arts degree from Peking University and a Master of Public Affairs from Princeton University. She is a CFA charterholder.

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